UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 3, 2009

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NEOSTEM, INC. (“NEOSTEM” OR THE “COMPANY”) FILED A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) THAT CONTAINS A PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED MERGER (THE “MERGER”) OF CHINA BIOPHARMACEUTICALS HOLDINGS, INC. (“CBH”) WITH AND INTO CBH ACQUISITION LLC, A WHOLLY OWNED SUBSIDIARY OF NEOSTEM, AND RELATED TRANSACTIONS, AS DESCRIBED IN THE REPORTS ON THE FORMS 8-K FILED WITH THE SEC ON NOVEMBER 6, 2008, JULY 8, 2009, AND SEPTEMBER 2, 2009, AND THE EXHIBITS THERETO.  SECURITYHOLDERS OF NEOSTEM AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH NEOSTEM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ NEOSTEM’S PROXY STATEMENT FOR ITS 2009 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON APRIL 14, 2009 AND SUBSEQUENT FORMS 8-K FOR INFORMATION ABOUT THE DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS OF NEOSTEM.  THE FINAL PROXY STATEMENT/PROSPECTUS WILL BE SENT TO STOCKHOLDERS OF NEOSTEM SEEKING THEIR APPROVAL OF THE PROPOSED MERGER AND OTHER MATTERS.  INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC’S WEBSITE, HTTP://WWW.SEC.GOV. SINCE SUCH FINAL DOCUMENTS ARE NOT CURRENTLY AVAILABLE, NEOSTEM’S STOCKHOLDERS WILL RECEIVE INFORMATION AT AN APPROPRIATE TIME AS TO HOW TO OBTAIN TRANSACTION-RELATED DOCUMENTS FREE OF CHARGE FROM NEOSTEM.

NEOSTEM, CBH AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF NEOSTEM STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER AND OTHER MATTERS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS FILED BY NEOSTEM WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Safe Harbor for Forward-Looking Statements

General

This Current Report on Form 8-K, the exhibit hereto and the documents referred to herein contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this Current Report, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to successfully develop the adult stem cell business at home and abroad, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSELs in that future, and the potential revenue growth of such business are forward-looking statements.  Our future operating results are dependent upon many factors, and the Company's further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.  Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) the Company’s ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company’s ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) the Company’s ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company’s control; (v) scientific and medical developments beyond the Company’s control; (vi) the Company’s inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company’s current or future patent applications result in issued patents and the Company’s ability to obtain and maintain other rights to technology required or desirable for the conduct of its business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) whether the Company can obtain the consents it may require to sublicensing arrangements from technology licensors in connection with technology development; (x) the Company’s ability to maintain its NYSE Amex listing or to obtain another exchange listing; and (xi) the other factors discussed in Item 1A, “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) and in other reports that we file with the SEC.

Proposed Merger; Independent China Expansion Activities

Additional risks and uncertainties relate to (i) the Company’s proposed Merger with CBH to acquire a 51% ownership interest in Suzhou Erye Pharmaceuticals Company Ltd., a Sino-foreign joint venture with limited liability organized under the laws of the People’s Republic of China; and (ii) the Company’s other expansion activities in China, that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors (i) related to the proposed Merger that might cause such a difference include, but are not limited to, (a) costs related to the Merger; (b) failure of the Company's or CBH’s stockholders to approve the Merger; (c) the Company's or CBH's inability to satisfy the conditions of the Merger; including obtaining the necessary approvals from the PRC governmental authorities (d) the Company's inability to maintain its NYSE Amex listing or to obtain another exchange listing; (e) the inability to integrate the Company’s and CBH's businesses successfully and grow such merged businesses as anticipated; (f) the need for outside financing to meet capital requirements; and (g) failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities; (ii) related to the Company’s independent expansion activities in china that might cause such a difference include, but are not limited to, (a) costs related to funding these initiatives; (b) the successful application under Chinese law of the variable interest entity structure to  the Company’s business, which structure the Company is relying on to conduct its business in China due to the fact that the Catalogue Guiding Foreign Investment in Industries in China categorizes the stem cell business as a prohibited business in China; (c) the inability to integrate the Company and the business operations in China successfully and grow such merged businesses as anticipated; and (d) the need for outside financing to meet capital requirements; and (iii) related to each of the Merger and the Company’s other expansion activities in China, respectively, the other events and factors disclosed in the Company’s Current Reports on Form 8-K dated November 2, 2008 and July 2, 2009, respectively, relating to the Merger and expansion into China, respectively, and other risk factors discussed in Item 1A, “Risk Factors” contained in the Company’s Form 10-K and in other periodic Company filings with the SEC and disclosed in the Proxy Statement/Registration Statement on Form S-4 filed with the SEC in connection with the Merger. The Company’s filings with the Securities and Exchange Commission are available for review at www.sec.gov under “Search for Company Filings.”  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01.	Entry into a Material Definitive Agreement.

NeoStem, Inc. has entered into an agreement for the lease of space from Rivertech Associates II, LLC, c/o The Abbey Group (the “Landlord”) at 840 Memorial Drive, Cambridge, Massachusetts with a lease term effective September 1, 2009 through August 31, 2012 (the “Lease”).  The space will be used for general office, research and development, and laboratory space (inclusive of an adult stem cell collection center).  The base rent under the Lease is $567,700 for the first year, $356,840 for the second year and $369,005 for the third year.  In addition, the Company will be responsible for certain costs and charges specified in the Lease, including utilities, operating expenses and real estate taxes.  The security deposit is $84,141, which may be reduced to $56,094 if Company has not defaulted in the performance of its obligations under the lease prior to the second lease year.  To help defray the cost of the Lease, Company will share with Alnara Pharmaceutical Inc. (“AP”) certain of the leased premises and AP will pay the Company $5,000 a month.

Item 7.01. Regulation FD Disclosure.

The Company is furnishing herewith the powerpoint presentation included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.
Exhibit 99.1 Powerpoint Presentation dated September 9, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:         September 9, 2009